2014 Annual Meeting of Shareholders May 20, 2014 1:00 P.M.

Achieving Financial Goals with Exceptional People and Exceptional Service CBIN Mission Statement

State of the Banking Industry State of the Local Economy Selected Financial Data 2014 Corporate Goals Company Recognition First Financial Service Corp. Acquisition – Pending Regulatory and Shareholder Approval Agenda

State of the Banking Industry Total Risk - Based Capital Ratio 8.00 10.00 12.00 14.00 16.00 18.00 20.00 CBIN U.S. Comm Banks $500M-$1B U.S. Commercial Banks Well-Cap Minimum Source: SNL Financial

State of the Local Economy Local Unemployment Rates 3.00 4.00 5.00 6.00 7.00 8.00 9.00 10.00 11.00 Clark Floyd Louisville Metro Source: US Bureau of Labor Statistics

State of the Local Economy Local Unemployment Rates 3.00 5.00 7.00 9.00 11.00 13.00 15.00 Scott, IN Nelson, KY Lexington MSA Source: US Bureau of Labor Statistics

Selected Financial Data Annual Net Income Available to Common 5,923 6,031 6,921 7,865 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000

Selected Financial Data Quarterly Net Income Available to Common 1,686 1,916 2,039 2,224 2,002 1,000 1,200 1,400 1,600 1,800 2,000 2,200 2,400

Peer Group Comparison: Return on Average Assets Peer = SNL US Bank $500M - $1B 0.94 1.04 1.09 1.09 1.01 0.68 0.70 0.72 0.65 0.65 0.00 0.20 0.40 0.60 0.80 1.00 1.20 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 CBIN Peer Avg

Peer Group Comparison: Net Interest Margin (FTE) Peer = SNL US Bank $500M - $1B 3.19 3.89 4.07 4.09 4.24 3.60 3.79 3.93 3.89 3.80 3.00 3.20 3.40 3.60 3.80 4.00 4.20 4.40 2009 2010 2011 2012 2013 CBIN Peer Avg

Peer Group Comparison: Non - Interest Income to Average Assets Peer = SNL US Bank $500M - $1B 0.70 0.74 0.75 0.72 0.66 0.96 0.97 0.89 0.83 0.79 0.40 0.50 0.60 0.70 0.80 0.90 1.00 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 CBIN Peer Avg

Peer Group Comparison: Non - Interest Expense to Average Assets Peer = SNL US Bank $500M - $1B 2.99 3.15 3.41 2.97 3.12 3.27 3.28 3.23 3.25 3.20 2.00 2.50 3.00 3.50 4.00 4.50 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1 CBIN Peer Avg

Peer Group Comparison: Non - Interest Deposits to Total Deposits Peer = SNL US Bank $500M - $1B 10.07 29.09 19.67 17.87 0.00 5.00 10.00 15.00 20.00 25.00 30.00 35.00 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 CBIN Peer Avg

Live Our 16 Commitments to Service at Every Touch Point Exceed Budgeted Loan Growth with an Emphasis on Relationship Profitability Focus on Efficiency in All Areas of the Company Achieve Our Net Income Projection and Build Shareholder Value 2014 Corporate Goals

Industry Recognition Recognized as One of the Top 200 Community Banks in the US by American Banker Ranked Number 129 For Publicly Traded Community Bank and Thrifts Under $2 Billion Based on Return on Average Equity for Last 3 Years Total Banks and Thrifts Under $2 Billion: 851

Professional Awards Winner of “Best Places to Work” in Kentucky Business First of Louisville “Business of the Year” finalist Winner of One Southern Indiana “Business of the Year” Business First of Louisville, Partners in Philanthropy – Ranked #1 Medium Company Category

Professional Awards Named “ 2014 Best Places to Work in Indiana ” by the Indiana Chamber of Commerce Named a “Five Star Bank” fourth year in a row by the Indiana Bankers Association YCB and SCSB both won 2013 IBA Maxi Awards recognizing their contributions to excellence in bank marketing and advertising

Professional Awards Voted “Best Bank” in Floyd County by the Readers’ Choice Awards and in Clark County by the readers of the News and Tribune Voted “Best Place to get a Mortgage ” by the Readers’ Choice Awards and by the readers of the News and Tribune Voted “Best Full Service Bank” by the readers of the Kentucky Standard

Community Involvement Donated $195,269 to support local programs and non - profit organizations Our team members serve on over 50 local non - profit boards Over 4,700 hours of community service Relationships we have with local non - profits : Salvation Army, Junior Achievement, Goodwill, Rauch Inc. and local school districts

Pending Regulatory and Shareholder Approval

Closing NASDAQ 4/25/14

Question and Answer Session